Subsequent Events	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

On April 28, 2025, the authorized share capital of the Company increased from US$50,000 divided into 50,000,000 shares of US$0.001 par value each to US$2,000,000 divided into 2,000,000,000 shares of US$0.001 par value each. The designation of existing issued shares of US$0.001 par value each of the Company as ordinary shares shall remain unchanged.

On June 26, 2025, the Company raised an aggregate gross proceed of $15 million, before deducting placement agent fees and other estimated expenses payable by the Company, via the Offering.  The Offering was comprised of: (i) 5,645,997 Ordinary Units, each consisting of one Ordinary Share of the Company, par value $0.001 per share, one series A warrant to purchase one Ordinary Share and one series B warrant initially to purchase one Ordinary Share, and (ii) 16,093,133 pre-funded units, each consisting of one pre-funded warrant to purchase one Ordinary Share, one Series A Warrant and one Series B Warrant.

On July 2, 2025, the board of directors of the Company, approved a reverse stock split that would consolidate every 200 issued and unissued shares of US$0.001 par value each in the share capital of the Company into one share of US$0.20 par value each, with an effective date of July 21, 2025.

The Company has assessed all events from March 31, 2025, up through September 9, 2024, which is the date that these condensed consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these condensed consolidated financial statements.